UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2012

(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On May 18, 2012, the Boards of Directors of The Bank of Kentucky Financial Corporation (the “Company”) and The Bank of Kentucky, Inc. (the “Bank”) appointed Herbert H. Works to serve as the Chairman of the Boards of Directors of the Company and the Bank. Mr. Works succeeds Rodney S. Cain, who did not stand for reelection at the Company’s 2012 Annual Meeting of Stockholders. In addition, the Boards of Directors of the Company and the Bank also appointed Dr. John E. Miracle to serve as the non-executive Secretary of the Company and the Bank, assuming this role from Mr. Works, who stepped down from this position upon his appointment as Chairman.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE BANK OF KENTUCKY FINANCIAL
CORPORATION

By:	/s/ Martin J. Gerrety
Name: Martin J. Gerrety
Title: Treasurer and Assistant Secretary

Date: May 23, 2012